Exhibit 10.69

 SECURITY AGREEMENT

by and between

NEPHROS, INC.

And

LAMBDA INVESTORS LLC

dated as of February 4, 2013

TABLE OF CONTENTS

Page

EXHIBIT 1	Form of Pledge Amendment

SCHEDULE 1	Securities Collateral
SCHEDULE 2	Commercial Tort Claims
SCHEDULE 3	Instruments, Letter of Credit Rights and Chattel Paper
SCHEDULE 4	Intellectual Property Collateral
SCHEDULE 5	Deposit Accounts

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Exhibit 10.69

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of February 4, 2013 (as amended, amended and restated, supplemented, or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is by and between Nephros, Inc., a Delaware corporation (the “Company”), and LAMBDA INVESTORS LLC (together with any assignees of the Promissory Note (as defined below) from time to time and their respective successors, the “Lender”).

RECITALS

A.           The Company has requested a $1,300,000 loan from the Lender (the “Loan”).

B.           The Lender has agreed to make the Loan subject, in part, to the Company entering into this Agreement.

AGREEMENT :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lender hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1.          Definitions.

(a)          Unless otherwise defined herein or in the Promissory Note, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b)          Terms used but not otherwise defined herein that are defined in the Promissory Note shall have the meanings given to them in the Promissory Note.

(c)          The following terms shall have the following meanings:

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Capital Security” shall mean (a) any share of capital stock of or other unit of ownership interest in any Person and (b) any security convertible into, or any option, warrant or other right to acquire, any share of capital stock of or other unit of ownership interest in such Person.

“Claims” shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor statue.

“Company” shall have the meaning assigned to such term in the Preamble hereof.

“Contested Liens” shall mean, collectively, any Liens incurred in respect of any Claims to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested and otherwise comply with the provisions of Section 4.10 hereof; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Lien and security interest created by this Agreement, except if to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

“Contracts” shall mean, collectively, with respect to the Company, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between the Company and third parties, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean “control,” as such term is defined in the UCC, including, without limitation, Sections 8-106, 9-104, 9-105, and 9-106 thereof.

“Copyrights” shall mean, collectively, with respect to the Company, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by the Company, in each case, whether now owned or hereafter created or acquired by or assigned to the Company, together with any and all (a) rights and privileges arising under applicable law with respect to the Company’s use of such copyrights, (b) reissues, renewals, continuations and extensions thereof, (c) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (d) rights corresponding thereto throughout the world and (e) rights to sue for past, present or future infringements thereof.

“Domestic Subsidiary” shall mean, any subsidiary of the Company other than a Foreign Subsidiary.

“Event of Default” has the meaning given such term in the Promissory Note.

“Excluded Property” shall mean Special Property other than the following:

(a)          the right to receive any payment of money (including Accounts, General Intangibles and Payment Intangibles) or any other rights referred to in Sections 9-406(f), 9-407(a) or 9-408(a) of the UCC to the extent that such sections of the UCC are effective to limit the prohibitions which make such property “Special Property”; and

(b)          any Proceeds, substitutions or replacements of any Special Property (unless such Proceeds, substitutions or replacements would constitute Special Property).

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“Fee Letter” shall mean, that certain letter from the Lender to the Company, dated February __, 2013, which pertains to the sourcing transaction fee payable by the Company to the Lender in connection with the Loan.

“Foreign Subsidiary” shall mean, any subsidiary of the Company that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia.

“General Intangibles” shall mean, collectively, with respect to the Company, all “general intangibles,” as such term is defined in the UCC, of the Company and, in any event, shall include (a) all of the Company’s rights, title and interest in, to and under all insurance policies and Contracts, (b) all know-how and warranties relating to any of the Pledged Collateral, (c) any and all other rights, claims, choses-in-action and causes of action of the Company against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (d) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral, (e) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral, including all customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to the Company’s operations or any of the Pledged Collateral and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (f) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any person acting on behalf of a Governmental Authority) now or hereafter acquired or held by the Company pertaining to operations now or hereafter conducted by the Company or any of the Pledged Collateral and (g) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims to the extent the foregoing relate to any Pledged Collateral and claims for tax or other refunds against any Governmental Authority relating to any Pledged Collateral.

“Goodwill” shall mean, collectively, with respect to the Company, the goodwill connected with the Company’s business including (a) all goodwill connected with the use of and symbolized by any Trademark or Trademark License in which the Company has any interest, (b) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (c) all product lines of the Company’s business.

“Governmental Authority” shall mean, any federal, state, local or foreign court, central bank or governmental agency, authority, instrumentality or regulatory body or any subdivision thereof.

“HSBC Deposit Accounts” shall mean, the Deposit Accounts listed as “HSBC Deposit Accounts” in Schedule 5 hereto.

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“Instruments” shall mean, collectively, with respect to the Company, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory securities, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Licenses, and Goodwill.

“Intellectual Property Security Agreement” shall mean, that certain Intellectual Property Security Agreement, dated as of the date hereof, between the Company and the Lender, as the same may be amended from time to time.

“Investment Property” shall mean, a security, whether certificated or un-certificated.

“Lender” shall have the meaning assigned to such term in the Preamble hereof.

“Licenses” shall mean, collectively, with respect to the Company, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether the Company is a licensor or licensee, distributor or distributee under any such license or distribution agreement together with any and all (a) renewals, extensions, supplements and continuations thereof, (b) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (c) rights to sue for past, present and future infringements or violations thereof and (d) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Loan” shall have the meaning assigned to such term in the Recitals hereof.

“Material Adverse Effect” shall mean, a material adverse effect on the business, results of operations, properties, prospects, assets, financial condition or liabilities (actual or contingent) of the Company and its subsidiaries, taken as a whole.

“Obligations” shall mean, all amounts due, and the performance of all other obligations of the Company to the Lender, under the Promissory Note, the Fee Letter, the other Promissory Note Documents, and any other documents executed in connection therewith.

“Patents” shall mean, collectively, with respect to the Company, all patents issued or assigned to and all patent applications and registrations made by Company (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (a) rights and privileges arising under applicable law with respect to the Company’s use of any patents, (b) inventions and improvements described and claimed therein, (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (d) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof; (e) rights corresponding thereto throughout the world and (f) rights to sue for past, present or future infringements thereof.

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“Perfected Deposit Account” shall mean, a Deposit Account that constitutes Pledged Collateral and that is subject to the Control of the Lender pursuant to a deposit account control agreement acceptable to the Lender.

“Permitted Liens” shall mean:

(a)           Liens for taxes, assessments or other governmental charges not yet due or if the payment of such taxes, assessments or other governmental charges is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted;

(b)          Statutory Liens of landlords, and Liens of banks and securities intermediaries (and rights of set-off), laboratories, post-production houses, record warehouses, carriers, warehousemen, processors, replicators, mechanics, repairmen, workmen and materialmen and other similar Persons, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of fifteen (15) days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP has been made for any such contested amounts;

(c)          Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

(d)          Liens that are contractual rights of set-off relating to the establishment of depository relations with banks not given in connection with the issuance if indebtedness.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.2 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Entity” shall mean, an issuer of Pledged Shares or Pledged Indebtedness.

“Pledged Indebtedness” shall mean, the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule 1 hereto.

“Pledged Shares” shall mean, (a) with respect to a Domestic Subsidiary, all of the issued and outstanding Capital Securities of such Domestic Subsidiary at any time owned by the Company, (b) with respect to a Foreign Subsidiary, all of the issued and outstanding Capital Securities of such Foreign Subsidiary, at any time owned by the Company; provided that, except as provided in Section 5.2(e) hereof, the Company shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of Capital Securities of any Foreign Subsidiary entitled to vote (or such lesser percentage so as to avoid the undistributed earnings of any particular Foreign Subsidiary as determined for United States Federal income tax purposes treated as a deemed dividend to such Foreign Subsidiary’s United States parent for United States Federal income tax purposes), and (c) in any event until released in accordance with the terms of this Agreement or the Promissory Note, all of the Capital Securities set forth on Schedule 1 hereto. The Company represents and warrants that on the date hereof, such Capital Securities constitute that percentage of the issued and outstanding Capital Securities of the issuing subsidiary as is set forth in Schedule 1 hereto. In the circumstances and to the extent provided in Section 5.2(e) hereof, the limitation set forth in clause (b) above shall no longer be applicable and the Company shall duly pledge and deliver to the Lender such of the Capital Securities not theretofore required to be pledged hereunder to the extent provided in Section 5.2 hereof.

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“Promissory Note” shall mean, that certain Senior Secured Note, dated as of the date hereof, made by the Company payable to the order of the Lender in the original principal sum of $1,300,000, and any Senior Secured Note or Notes subsequently issued upon exchange or transfer thereof, and shall include all amendments, supplements and other modifications thereto.

“Promissory Note Documents” shall mean, the Promissory Note, the Fee Letter, this Agreement, and the other Security Documents.

“Real Property” shall mean, collectively, all right, title and interest (including any leasehold estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

“Requirement(s) Of Law” shall mean, collectively, any and all requirements of any Governmental Authority including any and all laws, ordinances, rules, regulations or similar statutes or case law.

“Secured Obligations” shall mean, all Obligations, and all other liabilities and indebtedness of every kind, nature and description (whether or not constituting future advances or otherwise) from time to time owing by, or on behalf of, the Company or any of its subsidiaries under, or in connection with, the Promissory Note and the other Promissory Note Documents, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, evidenced by or arising under the Promissory Note or any such Promissory Note Document whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of such documents, or after the commencement of any case with respect to the Company or any of its subsidiaries under any bankruptcy law (at the rate provided for in the Promissory Note) (and including, without limitation, any principal, premium, interest, fees, costs, expenses and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or un-liquidated, secured or unsecured, and whether arising directly or howsoever acquired.

“Securities Collateral” shall mean, collectively, the Pledged Shares and Pledged Indebtedness.

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“Significant Copyrights” shall mean, at anytime, those Copyrights which the Company believes in its reasonable judgment to be material to its business at such time.

“Security Documents” shall mean, this Agreement, the Intellectual Property Security Agreement and any other agreement or filing made in connection therewith.

“Significant Patents” shall mean, at any time, those Patents which the Company believes in its reasonable judgment to be material to its business at such time.

“Significant Trademarks” shall mean, at any time, those Trademarks which the Company believes in its reasonable judgment to be material to its business at such time.

“Special Property” shall mean:

(a)          any permit, lease, license or other agreement held by the Company that validly prohibits the creation by the Company of a security interest therein; and

(b)          any permit, lease, license or other agreement held by the Company to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein.

provided, however, that in each case described in clauses (a) and (b) of this definition, such property shall constitute “Special Property” only to the extent and for so long as such permit, lease, license, contract or other agreement or Requirement of Law applicable thereto validly prohibits the creation of a Lien on such property in favor of the Lender and, upon the termination of such prohibition (howsoever occurring), such property shall cease to constitute “Special Property.”

“Termination Date” shall mean the date on which all of the Secured Obligations are indefeasibly paid in full in cash.

“Trademarks” shall mean, collectively, with respect to the Company, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URLs), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to the Company and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (a) rights and privileges arising under applicable law with respect to the Company’s use of any trademarks, (b) reissues, continuations, extensions and renewals thereof, (c) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (d) rights corresponding thereto throughout the world and (e) rights to sue for past, present and future infringements thereof.

“UCC” shall mean, the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Lender’s security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

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Section 1.2.          Interpretation. Any rules of interpretation specified in the Promissory Note shall be applicable to this Agreement.

Section 1.3.          Resolution of Drafting Ambiguities. The Company acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party i.e., (the Lender) shall not be employed in the interpretation hereof.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

Section 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, the Company hereby pledges and grants to the Lender for the benefit of the Lender and all other holders of any of the Secured Obligations from time to time, a lien on and security interest in and to all of the right, title, and interest of the Company in all property and assets of the Company, including the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(a)          all Accounts;

(b)          all Equipment, Goods, Inventory and Fixtures;

(c)          all Documents, Instruments and Chattel Paper;

(d)          all Letters of Credit and Letter-of-Credit Rights;

(e)          all Securities Collateral;

(f)          all Deposit Accounts and Securities Accounts;

(g)          all Investment Property (excluding any Securities Collateral and any Capital Securities issued by any issuer thereof and not constituting Pledged Shares because of clause (b) of the definition of “Pledged Shares”);

(h)          all Intellectual Property Collateral;

(i)          the Commercial Tort Claims described on Schedule 2 hereto;

(j)          all General Intangibles;

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(k)          all Supporting Obligations;

(l)          all books and records relating to the Pledged Collateral; and

(m)         to the extent not covered by clauses (a) through (l) of this sentence, all other personal property of the Company, whether tangible or intangible and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (a) through (m) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property to the extent, and only for so long as, such assets constitute Excluded Property. The Company shall from time to time at the reasonable request of the Lender (which request shall refer to this Section 2.1) give written notice to the Lender identifying in reasonable detail the Special Property (and stating in such notice that such Special Property constitutes “Excluded Property”) and shall provide to the Lender such other information regarding the Special Property as the Lender may reasonably request. From and after the date of this Agreement, the Company shall not permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Lender unless the Company believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

Section 2.2.          Filings. (a) The Company hereby irrevocably authorizes the Lender at any time and from time to time to file, and will file at the Lender’s request and its sole cost and expense, in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that the Lender deems necessary or advisable to perfect its security interest in the Pledged Collateral, including (i) whether the Company is an organization, the type of organization and any organizational identification number issued to the Company, (ii) describing the collateral therein as all assets or all personal property of the Company, (iii) any financing or continuation statements or other documents, to the extent describing the Pledged Collateral, without the signature of the Company where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets in which the Company now owns or hereafter acquires rights” and (iv) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which Pledged Collateral relates. The Company agrees to provide all information described in the immediately preceding sentence to the Lender promptly upon request.

(b)          The Company hereby authorizes the Lender to file, and will file at the Lender’s request and its sole cost and expense, in any relevant jurisdiction, any financing statements or amendments thereto relating to the Pledged Collateral.

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(c)          To the extent effective under applicable law, the Company hereby further authorizes the Lender to file, and will file at the Lender’s request and its sole cost and expense, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office and any similar office in any other country), including this Agreement, the Intellectual Property Security Agreement, any other copyright, patent or trademark security agreement executed in connection herewith, and all other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Company hereunder, without the signature of the Company, and naming the Company, as debtor, and the Lender, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

Section 3.1.          Statements and Other Filings; Maintenance of Perfected Security Interest. The Company agrees that at the sole cost and expense of the Company, (a)  the Company shall (i) except for the security interests granted in the HSBC Deposit Accounts, maintain the security interest created by this Agreement in the Pledged Collateral as a perfected security interest and (ii) defend such security interest against the claims and demands of all Persons except Permitted Liens, (b) the Company shall furnish to the Lender from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Lender may reasonably request, all in reasonable detail, and (c) at any time and from time to time, upon the reasonable request of the Lender, the Company shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including entering into any deposit account control agreements and the filing of any financing statements, continuation statements and other documents (including this Agreement) under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Lender and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain a valid, enforceable, security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Lender hereunder, as against third parties, with respect to the Pledged Collateral.

Section 3.2.          Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Lender to enforce, the Lender’s security interest in Pledged Collateral, the Company agrees, in each case at the Company’s own expense, to take the following actions with respect to the following Pledged Collateral:

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(a)          Further Assurances; Pledge of Instruments and Chattel Paper.

(i)          At any time and from time to time, upon the request of the Lender and at the sole expense of the Company, the Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Lender may reasonably deem desirable to obtain the full benefits of this agreement and of the rights and powers herein granted, including (A) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Lender of any License or Contract held by the Company and material to its business and to enforce the security interests granted hereunder and (B) filing any financing or continuation statements under the UCC with respect to the Liens granted hereunder or under any other Promissory Note Document as to those jurisdictions that are not UCC jurisdictions.

(ii)         Unless the Lender shall otherwise consent in writing (which consent may be revoked), the Company shall deliver to the Lender, all Pledged Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after the Company receives the same.

(iii)        Upon request by the Lender after the occurrence and during the continuance of an Event of Default, the Company shall obtain waivers or subordinations of Liens from landlords and mortgagees, and obtain bailee letters from bailees having possession of any Pledged Collateral that they hold for the benefit of the Lender.

(iv)        Upon request by the Lender after the occurrence and during the continuance of an Event of Default, the Company shall obtain acknowledgements from any issuer of Pledged Shares, in form and substance satisfactory to the Lender.

(v)         If the Company is or becomes the beneficiary of a letter of credit having a stated amount of over $50,000 it shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify the Lender thereof, and shall thereafter enter into a tri-party agreement with the Lender and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to the Lender, all in form and substance reasonably satisfactory to the Lender.

(vi)        The Company shall take all steps necessary to grant the Lender control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act; provided that, prior to a request by the Lender after the occurrence and during the continuance of an Event of Default, such steps need only be taken to the extent such Pledged Collateral has a value in excess of $50,000 in the aggregate and to the extent such steps are commercially reasonable.

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(vii)       The Company shall promptly, and in any event within fifteen (15) Business Days after the same is acquired by it, notify the Lender of any Commercial Tort Claim acquired by it and unless otherwise consented by the Lender, the Company shall thereafter enter into a supplement to this Agreement, granting to the Lender a Lien in such Commercial Tort Claim.

(b)          Maintenance of Records. The Company shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Pledged Collateral, including a record of any and all payments received and any and all credits granted with respect to the Pledged Collateral and all other dealings with the Pledged Collateral. If requested by the Lender, the Company shall mark its books and records pertaining to the Pledged Collateral to evidence this Agreement and the Liens granted hereby. If the Company retains possession of any Chattel Paper or Instruments with the Lender’s consent, such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Lambda Investors LLC, as the Lender”; provided that with respect to Chattel Paper or Instruments in the possession of the Company on the date hereof, the Company shall cause such Chattel Paper or Instruments to be so marked within thirty (30) days after the date hereof.

(c)          Patent, Trademark and Copyright Collateral.

(i)          The Company shall notify the Lender immediately if it knows that any application or registration relating to any Significant Patent, Significant Trademark or Significant Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding the Company’s ownership of any Significant Patent, Significant Trademark or Significant Copyright, its right to register the same, or to keep and maintain the same.

(ii)         Upon the Company, either itself or through any agent, employee, licensee or designee, filing an application for the registration of any Significant Patent, Significant Trademark or Significant Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, the Company will give the Lender written notice within fifteen (15) days thereof, and, upon request of the Lender, the Company shall execute and deliver any and all patent and trademark security agreements or copyright security agreements as the Lender may request and in form and substance acceptable to the Lender to evidence the Lender’s Lien on such Significant Patent, Significant Trademark or Significant Copyright, and the General Intangibles of the Company relating thereto or represented thereby.

(iii)        The Company shall take all actions necessary or reasonably requested by the Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of, each of the Significant Patents, Significant Trademarks and Significant Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

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(iv)        The Company shall promptly take such other actions as the Lender shall reasonably deem appropriate under the circumstances to protect such Significant Patent, Significant Trademark or Significant Copyright.

(d)          Motor Vehicles. Upon the request of the Lender, the Company shall deliver to the Lender originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it with the Lender listed as lienholder therein. Such requirement shall apply to the Company so long as the value of all such motor vehicles (and such Equipment) as to which the Company has not delivered a certificate of title or ownership is over $50,000.

(e)          Accounts. The Company shall not rescind or cancel any obligations evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such obligations except in the course of its business or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the course of business. The Company shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Accounts. The Company shall cause to be collected from the Account Debtor of each of the Accounts, as and when due in the course of business (including Accounts that are delinquent, such Accounts to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that the Company may, with respect to an Account, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Accounts and such other modifications of payment terms or settlements in respect of Accounts as shall be commercially reasonable in the circumstances, all in accordance with the Company’s ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by the Company or the Lender, shall be paid by the Company.

Section 3.3.          Supplements; Further Assurances. The Company shall take such further actions, and execute and deliver to the Lender such additional assignments, agreements, supplements, powers and instruments, as the Lender may in its reasonable judgment deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Lender hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Lender the Pledged Collateral or permit the Lender to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, the Company shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Lender from time to time upon reasonable request such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Lender shall reasonably request. If an Event of Default has occurred and is continuing, the Lender may institute and maintain, in its own name or in the name of the Company, such suits and proceedings as the Lender may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Company.

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Section 3.4.          Transfers of Pledged Collateral. The Company shall not sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except in the ordinary course of business.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company represents, warrants and covenants as follows:

Section 4.1.          Title. Except for the security interest granted pursuant to this Agreement, the Company owns and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own the rights in each item of Pledged Collateral pledged by it hereunder free and clear of any and all Liens or claims of others other than Permitted Liens. In addition, except for the security interest granted pursuant to this Agreement, no Liens or claims exist on the Securities Collateral. The Company has not filed, nor authorized any third party to file a financing statement or other public notice of lien or encumbrance with respect to all or any part of the Pledged Collateral on file or of record in any public office, except such as have been filed in favor of the Lender pursuant to this Agreement or as are permitted by Lender or pursuant to the Promissory Note. No Person other than the Lender has control or possession of all or any part of the Pledged Collateral, except for any Pledged Collateral in transit, out for repair or otherwise off-site in the ordinary course of business.

Section 4.2.          Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Lender for the benefit of the Lender constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations and (b) a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Lender for the benefit of the Lender pursuant to this Agreement in and on the Pledged Collateral (other than the HSBC Deposit Accounts) will at all times constitute a perfected, continuing first-priority security interest therein, subject only to Permitted Liens.

Section 4.3.          Defense of Claims: Transferability of Pledged Collateral. The Company shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Lender and the priority thereof against all material claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Lender. There is no agreement, and the Company shall not enter into any agreement, or take any other action, that would restrict the transferability of any of the Pledged Collateral (except for any immaterial portion of Pledged Collateral) or otherwise impair or conflict with the Company’s obligations or the rights of the Lender hereunder.

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Section 4.4.          Other Financing Statements. The Company has not filed, nor authorized any third party to file (nor will there be any) valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than financing statements and other statements and instruments relating to the Loan. So long as any of the Secured Obligations remain unpaid, the Company shall not execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by the Company under this Agreement.

Section 4.5.          Name; Jurisdiction of Organization.

(a)          The Company shall comply with the provisions of Section 6(a), Section 7(a), and Section 7(c) of the Promissory Note.

(b)          The Lender may rely on opinions of counsel as to whether any UCC financing statement of the Company needs to be amended.

Section 4.6.          Location of Inventory and Equipment. The Company shall not move any Equipment to any location other than one within the continental United States and, with respect to any material part of Equipment, until (a) it shall have given the Lender not less than 30 days’ prior written notice of its intention so to do, clearly describing such new location within the continental United States and providing such other information in connection therewith as the Lender may request and (b) with respect to such new location, the Company shall have taken all action reasonably satisfactory to the Lender to maintain the perfection and priority of the security interest of the Lender for the benefit of the Lender in the Pledged Collateral intended to be granted hereby, including using commercially reasonable efforts to obtain waivers of landlord’s or warehousemen’s and/or bailee’s liens with respect to such new location, if applicable, and if requested by the Lender.

Section 4.7.          Consents, etc. In the event that the Lender desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Lender, the Company agrees to use its commercially reasonable efforts (and, during an Event of Default, its best efforts) to assist and aid the Lender to obtain, as soon as practicable, any necessary approvals or consents for the exercise of any such remedies, rights, and powers.

Section 4.8.          Pledged Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules, and lists heretofore delivered to the Lender in connection with this Agreement, relating to the Pledged Collateral, is accurate and complete in all material respects.

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Section 4.9.          Insurance. In the event that the proceeds of any insurance claim are paid after the Lender has exercised its right to foreclose after an Event of Default, such cash proceeds shall be paid to the Lender to satisfy any deficiency remaining after such foreclosure.

Section 4.10.        Payment of Taxes; Compliance with Laws; Contesting Liens; Claims. The Company represents and warrants that all Claims imposed upon or assessed against the Pledged Collateral (other than any immaterial part thereof) have been paid and discharged except to the extent such Claims constitute a Lien not yet due and payable, a Contested Lien or a Permitted Lien. The Company shall comply with all Requirements of Law applicable to the Pledged Collateral the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect. The Company may at its own expense contest the validity, amount or applicability of any Claim so long as such contest is in good faith and the Company has set aside adequate reserves to pay such Claim. Notwithstanding the foregoing provisions of this Section 4.10, (a) no contest of any such obligation may be pursued by the Company if such contest would expose the Lender to (i) any possible criminal liability or (ii) any additional civil liability for failure to comply with such obligations unless the Company shall have furnished a bond or other security therefor satisfactory to the Lender and (b) if at any time payment or performance of any obligation contested by the Company pursuant to this Section 4.10 shall become necessary to prevent the imposition of remedies because of nonpayment, the Company shall pay or perform the same in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

Section 4.11.        Access to Pledged Collateral, Books and Records; Other Information. The Lender, its agents, accountants and attorneys shall have full and free access to visit and inspect all of the Pledged Collateral upon reasonable notice during normal business hours; provided that, if an Event of Default exists, such visit and inspection may occur at any time.

Section 4.12.        Instruments, Letter of Credit Rights and Chattel Paper. Schedule 3 hereto lists all Instruments, Letter of Credit Rights, and Chattel Paper of the Company.

Section 4.13.        Intellectual Property Collateral. The Company does not have any interest in, or title to, any material Patent, Trademark or Copyright except as set forth in Schedule 4 hereto.

Section 4.14.        Deposit Accounts and Securities Accounts.

(a)          Schedule 5 lists all Deposit Accounts of the Company and its subsidiaries as of the date hereof.

(b)          All Deposit Accounts of the Company (other than the HSBC Deposit Accounts) are Perfected Deposit Accounts. Except for transfers of proceeds of the Loan in the ordinary course of the Company’s business and that are made at a time when no Event of Default exists, the Company shall at all times maintain the proceeds of the Loan in a Perfected Deposit Account. The Company shall not establish any additional Deposit Account unless such additional Deposit Account is a Perfected Deposit Account.

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(c)          The Company shall not transfer any of the proceeds of the Loan to any subsidiary unless (i) such transfer is needed by such subsidiary (and such transfer may not exceed the amount needed after utilization by such subsidiary of all other available sources of funds) to conduct operations in the ordinary course of business consistent with past practices and such proceeds are so utilized within thirty (30) days after the date of such transfer, and (ii) such transfer is in the form of a loan secured by such funds and all other assets of such subsidiary, which secured loan is evidenced by an Instrument that constitutes Pledged Collateral and has been delivered to the Lender as required pursuant to Section 3.2(a)(ii) of this Agreement.

(d)          Neither the Company nor any of its subsidiaries has any Securities Accounts as of the date hereof. The Company shall not, and shall not permit its subsidiaries to, establish any Securities Account.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

Section 5.1.          Representations and Warranties. The Company represents and warrants to the Lender that:

(a)          The Company is, and at the time of delivery of the Pledged Shares to the Lender will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement and except Permitted Liens. The Company is and at the time of delivery of the Pledged Indebtedness to the Lender will be, the sole owner of the Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement and except Permitted Liens;

(b)          All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness issued by any affiliate of the Company has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of the Pledged Entities, and no such Pledged Entity is in default thereunder;

(c)          The Company has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by the Company to the Lender as provided herein;

(d)          None of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(e)          All of the Pledged Shares are presently owned by the Company, and, to the extent certificated, are presently represented by the certificates listed on Part A of Schedule 1 hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

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(f)          No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by the Company of the Securities Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company, or for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(g)          The pledge, assignment and delivery of the Securities Collateral pursuant to this Agreement will create a valid first priority Lien and security interest in favor of the Lender in the Pledged Collateral and the Proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien, other than Permitted Liens;

(h)          The Pledged Shares constitute (i) 100% of the issued and outstanding shares of Capital Securities of each Pledged Entity that is a Domestic Subsidiary, (ii) 100% of the issued and outstanding non-voting Capital Securities of each Pledged Entity that is a Foreign Subsidiary owned by the Company or (iii) 65% (or such other percentage as is required by this Agreement) of the issued and outstanding voting stock of each Pledged Entity that is a Foreign Subsidiary; and

(i)          As of the date hereof, the Company owns no Capital Securities in any subsidiary other than the Pledged Entities.

The representations and warranties set forth in this Section 5.1 shall survive the execution and delivery of this Agreement.

Section 5.2.          Covenants. The Company covenants and agrees that:

(a)          Without the prior written consent of the Lender, the Company will not sell, assign, transfer, dispose of, pledge, or otherwise encumber any of its rights in or to the Securities Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Securities Collateral or grant a Lien in the Securities Collateral, unless permitted by the Promissory Note;

(b)          The Company will, at its expense, promptly execute, acknowledge, deliver and, if requested, file all such instruments and take all such actions as the Lender from time to time may request in order to ensure to the Lender the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC financing statements, which may be filed by the Lender with or (to the extent permitted by law) without the signature of the Company, and will cooperate with the Lender, at the Company’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Securities Collateral;

(c)          The Company has and will defend the title to the Securities Collateral and the Liens of the Lender in the Securities Collateral against the claim of any Person and will maintain and preserve such Liens except as against Permitted Liens;

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(d)          The Company will, upon obtaining ownership of any additional Capital Securities, or promissory notes or instruments of a Pledged Entity, or Capital Securities or promissory notes or instruments otherwise required to be pledged to the Lender pursuant to any of the Promissory Note Documents, which Capital Securities, notes or instruments are not already Pledged Collateral, promptly (and in any event within fifteen (15) Business Days) deliver to the Lender a Pledge Amendment, duly executed by the Company, in substantially the form of Exhibit 1 hereto (a “Pledge Amendment”) in respect of any such additional Capital Securities, notes or instruments, pursuant to which the Company shall pledge to the Lender all of such additional Capital Securities, notes and instruments. The Company hereby authorizes the Lender to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to the Lender shall for all purposes hereunder be considered Pledged Collateral; and

(e)          If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, the Lender concludes that with respect to any Foreign Subsidiary which has not already had all of its stock pledged pursuant to this Agreement that a pledge of additional (in the case of a direct Foreign Subsidiary) or all (in the case of any indirect Foreign Subsidiary) of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, would not cause any undistributed earnings of a Foreign Subsidiary as determined for United States Federal income tax purposes to be treated as a deemed dividend to a Foreign Subsidiary’s United States parent for United States Federal income tax purposes, then that portion of such Foreign Subsidiary’s outstanding Capital Stock not theretofore pledged pursuant to this Agreement shall be pledged upon entering all necessary documents to the Lender pursuant to this Agreement (or another pledge agreement in substantially similar form, if needed) to the extent that entering into such agreement is permitted by the laws of the respective foreign jurisdiction; provided, however, that the amount of additional stock that may be pledged pursuant to this Section 5.2(e) shall not exceed the amount of such stock that can be pledged without causing any such undistributed earnings of a Foreign Subsidiary to be treated as a deemed dividend; provided, further that if the Company disagrees with the determination of the Lender, the Company shall have thirty (30) days to provide the Lender with an opinion of counsel reasonably satisfactory to the Lender that concludes that such pledge would cause adverse United States Federal income tax consequences, in which case, such additional pledge shall not be required. All reasonable out-of-pocket expenses incurred by the Lender to obtain such an opinion shall be paid by the Company.

Section 5.3.          Company’s Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to the Company in accordance with Section 6.2 hereof:

(a)          The Company shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Promissory Note or any other Promissory Note Document;

(b)          The Company shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement.

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Section 5.4.          Defaults and Remedies; Proxy.

(a)          Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to the Company, the Lender (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Securities Collateral, to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to exercise all remedies set forth in Article VI or under applicable law and to otherwise act with respect to the Securities Collateral as though the Lender was the outright owner thereof. THE COMPANY HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE LENDER DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AS THE PROXY AND ATTORNEY-IN-FACT OF THE COMPANY WITH RESPECT TO THE SECURITIES COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, THE LENDER SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b)          If, at the original time or times appointed for the sale of the whole or any part of the Securities Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Securities Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Lender, in its discretion, that the proceeds of the sales of the whole of the Securities Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the Lender may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after not less than ten (10) days’ notice to the Company.

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(c)          If, at any time when the Lender shall determine to exercise its right to sell the whole or any part of the Securities Collateral hereunder, such Securities Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect, the “Act”), the Lender may, in its discretion (subject only to applicable Requirements of Law), sell such Securities Collateral or part thereof by private sale in such manner and under such circumstances as the Lender may deem necessary or advisable, but subject to the other requirements of this Agreement, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, the Lender in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Securities Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Securities Collateral or any part thereof. In addition to a private sale as provided above in this Article V, if any of the Securities Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Article, then the Lender shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable Requirements of Law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i)          as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii)         as to the content of legends to be placed upon any certificates representing the Securities Collateral sold in such sale, including restrictions on future transfer thereof;

(iii)        as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about the Company and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv)        as to such other matters as the Lender may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the bankruptcy code, the UCC and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

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(d)          The Company recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above. The Company also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the Company and the Pledged Entity would agree to do so.

(e)          The Company agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law not or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Company waives the benefit of all such laws to the extent it lawfully may do so. The Company agrees that it will not interfere with any right, power and remedy of the Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies. No failure or delay on the part of the Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Company by the Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Lender’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Company in any respect.

(f)          The Company further agrees that a breach of any of the covenants contained in this Section 5.4 will cause irreparable injury to the Lender, that the Lender shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 5.4 shall be specifically enforceable against the Company, and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

ARTICLE VI

DEFAULTS; REMEDIES

Section 6.1.          Remedies. Upon the occurrence and during the continuance of any Event of Default the Lender may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(a)          Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from the Company or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Company’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of the Company;

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(b)          Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment by the terms of such agreement, instrument or other obligation directly to the Lender, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to the Company, prior to receipt by any such obligor of such instruction, the Company shall segregate all amounts received pursuant thereto in trust for the benefit of the Lender and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Lender;

(c)          Sell, assign, grant a license to use or otherwise liquidate, or direct the Company to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(d)          Take possession of the Pledged Collateral or any part thereof, by directing the Company in writing to deliver the same to the Lender at any place or places so designated by the Lender, in which event the Company shall at its own expense: (i) forthwith cause the same to be moved (to the extent requested) to the place or places designated by the Lender and therewith delivered to the Lender, (ii) store and keep any Pledged Collateral so delivered to the Lender at such place or places pending further action by the Lender and (iii) while the Pledge Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Upon application to a court of equity having jurisdiction, the Lender shall be entitled to a decree requiring specific performance by the Company of such obligation;

(e)          Withdraw all moneys, instruments, securities and other property in the Company’s deposit accounts for application to the Secured Obligations;

(f)          Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(g)          Exercise all the rights and remedies of a secured party on default under the UCC, and the Lender may also in its sole discretion, without notice, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Lender or any of its affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of the Company, and the Company hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives, to the fullest extent permitted by law, any claims against the Lender arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Lender accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

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Section 6.2.          Notice of Sale. The Company acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by law, ten (10) days’ prior notice to the Company of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to the Company if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

Section 6.3.          Waiver of Notice and Claims. The Company hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Lender’s taking possession or the Lender’s disposition of any of the Pledged Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which the Company would otherwise have under law, and the Company hereby further waives, to the fullest extent permitted by applicable law: (a) all damages occasioned by such taking of possession, (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Lender’s rights hereunder, and (c) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Lender shall not be liable for any incorrect or improper payment made pursuant to this Article VI in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Company therein and thereto, and shall be a perpetual bar both at law and in equity against the Company and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under the Company.

Section 6.4.          Certain Sales of Pledged Collateral. The Company recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Lender may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. The Company acknowledges that any such sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Lender shall have no obligation to engage in public sales.

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Section 6.5.          No Waiver; Cumulative Remedies.

(a)          No failure on the part of the Lender to exercise, no course of dealing with respect to, and no delay on the part of the Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Lender be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

(b)          In the event that the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case, the Company and the Lender shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

Section 6.6.          Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Lender, the Company shall execute and deliver to the Lender an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof. Within five (5) Business Days of written notice thereafter from the Lender, the Company shall make available to the Lender, to the extent within the Company’s power and authority, such personnel in the Company’s employ on the date of the Event of Default as the Lender may reasonably designate to permit the Company to continue, directly or indirectly, to produce, advertise and sell the products and services sold by the Company under the registered Patents, Trademarks and/or Copyrights, and such persons shall be available to perform their prior functions on the Lender’s behalf.

Section 6.7.          Grant of License. For the purpose of enabling the Lender to exercise rights and remedies under this Article VI (including, without limiting the terms of this Article VI, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Pledged Collateral) at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, the Company hereby grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Company) to use, license or sublicense any Patent, Trademark, trade secret or Copyright now owned or hereafter acquired by the Company, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used of the compilation or printout thereof.

ARTICLE VII

PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS;
APPLICATION OF PROCEEDS

Section 7.1.          Application of Proceeds. The proceeds received by the Lender in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Lender of its remedies shall be applied, together with any other sums then held by the Lender, in accordance with the Promissory Note. In the event that any such proceeds are insufficient to pay in full the items described in the Promissory Note, the Company and any guarantor party to the applicable Promissory Note Documents shall remain liable, jointly and severally, for any deficiency.

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ARTICLE VIII

MISCELLANEOUS

Section 8.1.          Concerning Lender.

(a)          The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Lender, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that the Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversations, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Lender has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

(b)          If any item of Pledged Collateral also constitutes collateral granted to the Lender under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Lender, in its sole discretion, shall select which provision or provisions shall control.

Section 8.2.          Lender May Perform; Lender Appointed Attorney-In-Fact. If the Company shall fail to perform any covenants contained in this Agreement (including the Company’s covenants to (a) pay the premiums in respect of all required insurance policies hereunder, (b) pay Claims, (c) make repairs, (d) discharge Liens or (e) pay or perform any obligations of the Company under any Pledged Collateral) or if any representation or warranty on the part of the Company contained herein shall be breached, the Lender may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Lender shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which the Company fails to pay or perform as and when required hereby and which the Company does not contest in accordance in accordance with the provisions of Section 4.10 hereof. Any and all amounts so expended by the Lender shall be paid by the Company in accordance with the provisions of the Promissory Note. Neither the provisions of this Section 8.2 nor any action taken by the Lender pursuant to the provisions of this Section 8.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. The Company hereby appoints the Lender its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, or otherwise, from time to time in the Lender’s discretion to take any action and to execute any instrument consistent with the terms of the Promissory Note, this Agreement and any of the other Promissory Note Documents which the Lender may deem necessary or advisable to accomplish the purposes thereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. The Company hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

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Section 8.3.          Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) be binding upon the Company, its respective successors and assigns and (b) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and each of its respective successors, transferees and assigns. No other Persons (including any other creditor of the Company) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (b), any the Lender may assign or otherwise transfer any obligation held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender, herein or otherwise, subject however, to the provisions of the Promissory Note.

Section 8.4.          Termination; Release. The Pledged Collateral or any portion thereof shall be released from the Lien of this Agreement upon its sale in the ordinary course of business; provided that a sale of all or any material portion of the Pledged Collateral, whether in one or more transactions, shall only be released with the prior written consent of the Lender. Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Promissory Note, the Lender shall, promptly upon the request and at the sole cost and expense of the Company, assign, transfer and deliver to the Company, against receipt and without recourse to or warranty by the Lender except as to the fact that the Lender has not encumbered the released assets, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Lender and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, execute and deliver proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

Section 8.5.          Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by the Company therefrom, shall be effective unless the same (i) shall be made in accordance with the terms of the Promissory Note, (ii) shall be in writing and signed by the Lender or, if applicable, the requisite Noteholder as required under the Promissory Note, and (iii) shall expressly state that the intent of such writing is to amend, modify or waive a right under this Agreement. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by the Company from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

Section 8.6.          Notices. Unless otherwise provided herein or in the Promissory Note, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Promissory Note, as to the Company, addressed to it at the address of the Company set forth in the Promissory Note and as to the Lender, addressed to it at the address set forth in the Promissory Note, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 8.6.

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Section 8.7.          Governing Law. THE INTERNAL LAW OF THE STATE OF DELAWARE SHALL GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS AGREEMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 8.8.          Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 8.9.          Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

Section 8.10.         Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

Section 8.11.         Waiver of Stay. The Company covenants (to the extent effective under and permitted by applicable law) that in the event that the Company or any property or assets of the Company shall hereafter become the subject of a voluntary or involuntary proceeding under the bankruptcy code or the Company shall otherwise be a party to any federal or state bankruptcy, insolvency, moratorium or similar proceeding that provides for an automatic stay or any similar provision in any such law, then, in any such case, whether or not the Lender has commenced foreclosure proceedings under this Agreement, the Company shall not, and the Company hereby expressly waives its right to (to the extent effective under and permitted by applicable law) at any time insist upon, plead or in any whatsoever, claim or take the benefit or advantage of any such automatic stay or such similar provision as it relates to the exercise of any of the rights and remedies (including any foreclosure proceedings) available to the Lender as provided in this Agreement, in any other Security Document or any other document relating to the Secured Obligations. The Company further covenants (to the extent effective under and permitted by applicable law) that it will not hinder, delay or impede the execution of any power granted herein to the Lender, but will suffer and permit the execution of every such power as though no law relating to any stay or similar provision had been enacted.

Section 8.12.         No Credit for Payment of Taxes or Imposition. The Company shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Promissory Note, and the Company shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any tax on the Pledged Collateral or any part thereof.

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Section 8.13.         No Claims Against Lender. Nothing contained in this Agreement shall constitute any consent or request by the Lender, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof.

Section 8.14.         No Release. Nothing set forth in this Agreement shall relieve the Company from the performance of any term, covenant, condition or agreement on the Company’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Lender to perform or observe any such term, covenant, condition or agreement on the Company’s part to be so performed or observed or shall impose any liability on the Lender for any act or omission on the part of the Company relating thereto or for any breach of any representation or warranty on the part of the Company contained in this Agreement, the Promissory Note or the other Promissory Note Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of the Company contained in this Section 8.14 shall survive the termination hereof and the discharge of the Company’s other obligations under this Agreement, the Promissory Note, and the other Promissory Note Documents.

Section 8.15.         Obligations Absolute. All obligations of the Company hereunder shall be absolute and unconditional irrespective of:

(a)          any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Company;

(b)          any lack of validity or enforceability of the Promissory Note or any other Promissory Note Document, or any other agreement or instrument relating thereto;

(c)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Promissory Note or any other Promissory Note Document or any other agreement or instrument relating thereto;

(d)          any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(e)          any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Promissory Note or any other Promissory Note Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 8.5 hereof; or

(f)          any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

NEPHROS, INC.

By:	/s/ John C. Houghton
Name:	John C. Houghton
Title:	President and CEO

LAMBDA INVESTORS LLC

By:	/s/ Jay Maymudes
Name:	Jay Maymudes
Title:	Vice President, Secretary and Treasurer

Signature Page ~ Security Agreement

Schedule 1

Securities Collateral

A. Company	Pledged Entity	Class of Equity	Certificate Number(s)	Number of Shares
Nephros Inc.	Nephros International Ltd.	Ordinary Euro	2	1

B. Pledged Debt	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate
None.

Schedule 2

Commercial Tort Claims

None.

Schedule 3

Instruments, Letter of Credit Rights and Chattel Paper

None.

Schedule 4

Intellectual Property Collateral

See attached.